SEE REVERSE FOR IMPORTANT NOTICE REGARDING OWNERSHIP AND TRANSFER RESTRICTIONS AND CERTAIN OTHER INFORMATION

virax biolabs

INCORPORATED UNDER THE LAWS OF THE CAYMAN ISLANDS

CLASS A ORDINARY SHARES

CUSIP G9495L 10 9

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

SPECIMEN

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE CLASS A ORDINARY SHARES WITH A $0.0001 PAR VALUE, OF

VIRAX BIOLABS GROUP LIMITED

transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Memoranum and Articles of Association, as they may be amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. The Class A Ordinary Shares evidenced by this certificate is not an account of an insurable type and is not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

CHIEF EXECUTIVE OFFICER

VIRAX BIOLABS GROUP LIMITED SEAL

CHIEF FINANCIAL OFFICER

0000001

COUNTERSIGNED AND REGISTERED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
(New York, N.Y.)
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	– as tenants in common	UNIF GIFT MIN ACT– ________ Custodian ________ (Cust) (Minor)	
TEN ENT	– as tenants by the entireties	under Uniform Gifts to Minors	
IT TEN	– as joint tenants with right of survivorship and not as tenants in common	Act ____________ (State)	
TTEE	– trustee under Agreement dated	–	

Additional abbreviations may also be used though not in the above list.

For value received, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE.

____

____

____ Class A Ordinary Shares represented by this certificate and do hereby irrevocably constitute and appoint ____

____

attorney, to transfer the said shares on the books of the within-named corporation with full power of substitution in the premises.

DATED ________________

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NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED:

____

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.